UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                Pursuant to Section 13 OR 15(d) of the Securities
                              Exchange Act of 1934

              Date of Report (Date of the earliest event reported)
                                November 18, 2004
                                -----------------

                             Kronos Worldwide, Inc.
             ------------------------------------------------------
             (Exact name of Registrant as specified in its charter)

        Delaware                  1-31763                   76-0294959
   -------------------      ------------------          -----------------
     (State or other           (Commission                (IRS Employer
     jurisdiction of           File Number)               Identification
     incorporation)                                       No.)

  5430 LBJ Freeway, Suite 1700, Dallas, Texas              75240-2697
----------------------------------------------            ------------
  (Address of principal executive offices)                 (Zip Code)

               Registrant's telephone number, including area code
                                 (972) 233-1700
                                 --------------


         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2):

[   ]   Written communications pursuant to Rule 425 under the Securities Act
        (17 CFR 230.425)

[   ]   Soliciting material pursuant to Rule 14a-12 under the  Exchange  Act
        (17 CFR 240.14a-12)

[   ]   Pre-commencement communications pursuant to Rule 14d-2(b) under  the
        Exchange Act (17  CFR 240.14d-2(b))

[   ]   Pre-commencement communications pursuant to Rule 13e-4(c) under  the
        Exchange Act (17  CFR  240.13e-4(c))

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

     The registrant announced on November 18, 2004 the pricing of a euro 90 million private placement offering by Kronos International, Inc., a Delaware corporation and a wholly owned subsidiary of the registrant ("KII"), of add-on 8.875% Senior Secured Notes due 2009 at the issue price of 107% plus accrued interest from the issue date (the "Add-On Notes"), which is anticipated to be on or about November 26, 2004. The Add-On Notes are being issued as an add-on to KII's previously issued euro 285,000,000 aggregate principal amount of 8.875% Senior Secured Notes due 2009.

     For a description of the terms of, and collateral related to, the Add-On Notes, please see:

          (1) the Indenture governing the 8.875% Senior Secured Notes due 2009, dated as of June 28, 2002, between KII and The Bank of New York, as trustee (which is incorporated herein by reference to Exhibit
               4.1 to the Quarterly Report on Form 10-Q of NL Industries, Inc. (File No. 1-640) for the quarter ended June 30, 2002 that was filed on August 14, 2002 with the U.S. Securities and Exchange Commission (the "Form 10-Q"));

          (2) Collateral Agency Agreement (shares of Kronos Limited), dated June 28, 2002, among The Bank of New York, U.S. Bank, N.A. and KII (which is incorporated herein by reference to Exhibit 4.6 to the Form 10-Q);

          (3) Security Over Shares Agreement, dated June 28, 2002, between KII and The Bank of New York (which is incorporated herein by reference to Exhibit 4.7 to the Form 10-Q);

          (4) Pledge of Shares (shares in Kronos Denmark ApS), dated June 28, 2002, between KII and U.S. Bank, N.A. (which is incorporated herein by reference to Exhibit 4.8 to the Form 10-Q);

          (5) Pledge Agreement (shares in Societe Industrielle du Titane S.A.), dated June 28, 2002, between KII and U.S. Bank, N.A (which is incorporated herein by reference to Exhibit 4.9 to the Form 10-Q); and

          (6) Partnership Interest Pledge Agreement (relating to fixed capital contribution in Kronos Titan GmbH & Co.), dated June 28, 2002, between Kronos International, Inc. and U.S. Bank, N.A. (which is incorporated herein by reference to Exhibit 4.10 to the Form 10-Q).

Item 7.01      Regulation FD Disclosure.

     Pursuant to Item 7.01 of this current report, the registrant hereby furnishes the information set forth in its press release issued on November 18, 2004, a copy of which is attached hereto as Exhibit 99.1 and incorporated herein by reference.

     The information, including Exhibit 99.1, the registrant furnishes in under this Item 7.01 is not deemed "filed" for purposes of section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section. Registration statements or other documents filed with the U.S. Securities and Exchange Commission shall not incorporate this information by reference, except as otherwise expressly stated in such filing.

Item 9.01      Financial Statements and Exhibits.

     (c) Exhibits.

         Item No. Exhibit Index
         -------  --------------------------------------------------------------

          4.1 Indenture governing the 8.875% Senior Secured Notes due 2009, dated as of June 28, 2002, between Kronos International, Inc. and The Bank of New York, as trustee (incorporated herein by reference to Exhibit 4.1 to the Quarterly Report on Form 10-Q of NL Industries, Inc. (File No. 1-640) for the quarter ended June 30, 2002 that was filed with the U.S. Securities and Exchange Commission on August 14, 2002).

          4.2 Form of certificate of 8.875% Senior Secured Note due 2009 (incorporated herein by reference to Exhibit A to Exhibit 4.1 to the Quarterly Report on Form 10-Q of NL Industries, Inc. (File No. 1-640) for the quarter ended June 30, 2002 that was filed with the U.S. Securities and Exchange Commission on August 14, 2002).

          4.3 Form of certificate of 8.875% Senior Secured Note due 2009 (incorporated herein by reference to Exhibit B to Exhibit 4.1 to the Quarterly Report on Form 10-Q of NL Industries, Inc. (File No. 1-640) for the quarter ended June 30, 2002 that was filed with the U.S. Securities and Exchange Commission on August 14, 2002).

          4.4 Collateral Agency Agreement, dated June 28, 2002, among The Bank of New York, U.S. Bank, N.A. and Kronos International, Inc. (which is incorporated herein by reference to Exhibit 4.6 to the Quarterly Report on Form 10-Q of NL Industries, Inc. (File No. 1-640) for the quarter ended June 30, 2002 that was filed with the U.S. Securities and Exchange Commission on August 14, 2002).

          4.5 Security Over Shares Agreement, dated June 28, 2002, between Kronos International, Inc. and The Bank of New York (which is incorporated herein by reference to Exhibit 4.7 to the Quarterly Report on Form 10-Q of NL Industries, Inc. (File No. 1-640) for the quarter ended June 30, 2002 that was filed with the U.S. Securities and Exchange Commission on August 14,
                  2002).

          4.6 Pledge of Shares (shares in Kronos Denmark ApS), dated June 28, 2002, between Kronos International, Inc. and U.S. Bank, N.A. (which is incorporated herein by reference to Exhibit 4.8 to the Quarterly Report on Form 10-Q of NL Industries, Inc. (File No. 1-640) for the quarter ended June 30, 2002 that was filed with the U.S. Securities and Exchange Commission on August 14, 2002).

          4.7 Pledge Agreement (shares in Societe Industrielle du Titane S.A.), dated June 28, 2002, between Kronos International, Inc. and U.S. Bank, N.A (which is incorporated herein by reference to Exhibit 4.9 to the Quarterly Report on Form 10-Q of NL Industries, Inc. (File No. 1-640) for the quarter ended June 30, 2002 that was filed with the U.S. Securities and Exchange Commission on August 14, 2002).

          4.8 Partnership Interest Pledge Agreement (relating to fixed capital contribution in Kronos Titan GmbH & Co.), dated June 28, 2002, between Kronos International, Inc. and U.S. Bank, N.A. (which is incorporated herein by reference to Exhibit
                  4.10 to the Quarterly Report on Form 10-Q of NL Industries, Inc. (File No. 1-640) for the quarter ended June 30, 2002 that was filed with the U.S. Securities and Exchange Commission on August 14, 2002).

          99.1*   Press   Release   dated   November  18,  2004  issued  by  the
                  registrant.

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*  Filed herewith.

                                    SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                             KRONOS WORLDWIDE, INC.
                             (Registrant)




                                          By: /s/ Gregory M. Swalwell
                                              ----------------------------
                                              Gregory M. Swalwell
                                              Vice President, Finance and
                                              Chief Financial Officer




Date:  November 19, 2004

                                INDEX TO EXHIBITS


Exhibit No.    Description
-----------    -----------------------------------------------------------------

4.1 Indenture governing the 8.875% Senior Secured Notes due 2009, dated as of June 28, 2002, between Kronos International, Inc. and The Bank of New York, as trustee (incorporated herein by reference to Exhibit 4.1 to the Quarterly Report on Form 10-Q of NL Industries, Inc. (File No. 1-640) for the quarter ended June 30, 2002 that was filed with the U.S. Securities and Exchange Commission on August 14, 2002).

4.2 Form of certificate of 8.875% Senior Secured Note due 2009 (incorporated herein by reference to Exhibit A to Exhibit 4.1 to the Quarterly Report on Form 10-Q of NL Industries, Inc. (File No. 1-640) for the quarter ended June 30, 2002 that was filed with the U.S. Securities and Exchange Commission on August 14,
               2002).

4.3 Form of certificate of 8.875% Senior Secured Note due 2009 (incorporated herein by reference to Exhibit B to Exhibit 4.1 to the Quarterly Report on Form 10-Q of NL Industries, Inc. (File No. 1-640) for the quarter ended June 30, 2002 that was filed with the U.S. Securities and Exchange Commission on August 14,
               2002).

4.4 Collateral Agency Agreement, dated June 28, 2002, among The Bank of New York, U.S. Bank, N.A. and Kronos International, Inc. (which is incorporated herein by reference to Exhibit 4.6 to the Quarterly Report on Form 10-Q of NL Industries, Inc. (File No. 1-640) for the quarter ended June 30, 2002 that was filed with the U.S. Securities and Exchange Commission on August 14, 2002).

4.5 Security Over Shares Agreement, dated June 28, 2002, between Kronos International, Inc. and The Bank of New York (which is incorporated herein by reference to Exhibit 4.7 to the Quarterly Report on Form 10-Q of NL Industries, Inc. (File No. 1-640) for the quarter ended June 30, 2002 that was filed with the U.S. Securities and Exchange Commission on August 14, 2002).

4.6 Pledge of Shares (shares in Kronos Denmark ApS), dated June 28, 2002, between Kronos International, Inc. and U.S. Bank, N.A. (which is incorporated herein by reference to Exhibit 4.8 to the Quarterly Report on Form 10-Q of NL Industries, Inc. (File No. 1-640) for the quarter ended June 30, 2002 that was filed with the U.S. Securities and Exchange Commission on August 14, 2002).

4.7 Pledge Agreement (shares in Societe Industrielle du Titane S.A.), dated June 28, 2002, between Kronos International, Inc. and U.S. Bank, N.A (which is incorporated herein by reference to Exhibit
               4.9 to the Quarterly Report on Form 10-Q of NL Industries, Inc. (File No. 1-640) for the quarter ended June 30, 2002 that was filed with the U.S. Securities and Exchange Commission on August 14, 2002).

4.8 Partnership Interest Pledge Agreement (relating to fixed capital contribution in Kronos Titan GmbH & Co.), dated June 28, 2002, between Kronos International, Inc. and U.S. Bank, N.A. (which is incorporated herein by reference to Exhibit 4.10 to the Quarterly Report on Form 10-Q of NL Industries, Inc. (File No. 1-640) for the quarter ended June 30, 2002 that was filed with the U.S. Securities and Exchange Commission on August 14, 2002).

99.1*          Press Release dated November 18, 2004 issued by the registrant.

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*  Filed herewith.